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THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES -- SUPPLEMENT DATED
SEPTEMBER 1, 2000, TO MAY 1, 2000 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR 300+ SERIES

--------------------------------------------------------------------------------
This supplement modifies certain information in the above-referenced prospectus and SAI as supplemented to date (together, the "Prospectus). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

1. SUBSTITUTION OF THE ALLIANCE EQUITY INDEX INVESTMENT FUND FOR THE BT EQUITY 500 INDEX INVESTMENT FUND:

Effective October 6, 2000, subject to regulatory approval, EQ Advisors Trust will substitute shares of the Alliance Equity Index portfolio for shares of the BT Equity 500 Index portfolio. The name of the Alliance Equity Index portfolio (and investment fund) will then be changed to "EQ Equity 500 Index" (see below). Each of these portfolios follows a strategy of replicating the performance of the S&P 500 Composite Index. Through the combination of these portfolios, EQ Advisors Trust will realize economies of scale which can potentially reduce operating expenses. Your account value will remain unchanged, as a result of this substitution. However, the unit values of the units of these two investment funds are different, and therefore, the number of EQ Equity 500 Index option units that you will receive will be different than the number of BT Equity 500 Index option units that you had.

The following information regarding the EQ Equity Index portfolio and investment fund replaces the information in each prospectus regarding the BT Equity Index portfolio and investment fund:

                                                                                                          TOTAL
        TRUST RELATED EXPENSES                                          FUND RELATED EXPENSES             EXPENSES
     -----------------------------------------------------------------------------------------------------------------
                                                                         ADMIN-
     INVESTMENT      INVESTMENT   INVESTMENT  12B-1                      ISTRATION   OTHER       FUND
     FUND            ADVISOR(1)   MGMT.(2)    FEE(3)    OTHER(4)  TOTAL  CHARGE      EXPENSES    TOTAL     TOTAL
     -----------------------------------------------------------------------------------------------------------------
     EQ EQUITY       ALLIANCE     0.25%       0.25%     0.05%     0.55%  0.25%       0.15%       0.40%     0.95%
     500 INDEX       CAPITAL
                     MANAGEMENT
     -----------------------------------------------------------------------------------------------------------------

(1) The investment results you achieve in the investment fund will depend on the investment performance of the corresponding Portfolio of the EQ Advisors Trust that shares the same name as the option. The advisor shown is the advisor who makes the investment decisions for the Portfolio.
(2) The management fee for the portfolio cannot be increased without a vote of each portfolio's shareholders.
(3) Applicable Portfolio shares are subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.
(4) Other Expenses shown are those incurred in 1999. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since the "Other Expenses" for the EQ Equity 500 Index are lower than they are for the BT Equity 500 Index, the expense examples in the "Fee Table" section of the prospectus reflect a higher level of expenses with respect to the account value allocated to the BT Equity 500 Index than will apply once the substitution is effective.

2.   T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO CHANGE IN ADVISOR:

The EQ Advisors Trust Board of Trustees approved T. Rowe Price International, Inc. as the new advisor for the T. Rowe Price International Stock Portfolio. The terms and conditions, including fees, of the investment advisory agreement have not changed. The new advisor is the successor company to the old advisor. References to Rowe Price-Fleming International, Inc. in each Prospectus are hereby changed to T. Rowe Price International, Inc.



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